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                                                                  EXHIBIT 10.1.7

                                                                  EXECUTION COPY


                        SEVENTH AMENDMENT TO CREDIT AGREEMENT


         SEVENTH AMENDMENT TO CREDIT AGREEMENT dated as of February 14, 1997 (this "Amendment") among Physician Corporation of America (the "Borrower"), the banks listed on the signature pages hereof (the "Lenders"), Citibank, N.A., as issuing bank (the "Issuing Bank"), and Citibank, N.A., as agent for the Lenders and Issuing Bank (the "Agent").


PRELIMINARY STATEMENTS:

         1. The Borrower, the Lenders, the Issuing Bank and the Agent are parties to that certain Revolving Credit Agreement dated as of October 27, 1994, as amended by an Amendment to Credit Agreement and Consent to Acquisition dated as of September 22, 1995, by a Second Amendment to Credit Agreement dated as of March 29, 1996, by a Third Amendment to Credit Agreement dated as of April 5, 1996, by a Fourth Amendment and Consent Agreement dated as of June 10, 1996, by a Fifth Amendment and Waiver Agreement dated as of November 25, 1996 and by a Sixth Amendment and Waiver Agreement dated as of January 8, 1997 (such Revolving Credit Agreement, as so amended and as further amended, supplemented or otherwise modified and in effect from time to time being the "Credit Agreement"). Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined; and capitalized terms defined in Section 1 hereof are used elsewhere herein as so defined (without regard to the conditions to effectiveness in Section 4 hereof).

         2. The Borrower has requested that the Issuing Bank and the Lenders amend the Credit Agreement to extend the dates comprising certain components of the Fifth Amendment Termination Date, due to delays that the Borrower expects will be incurred in connection with the transactions leading up to the closing of the Merger, in each case on the terms and subject to the conditions hereof. The Borrower has determined that it will be unable to provide one or more commitment letters or agreements that will satisfy the requirements for the Refinancing Commitment specified in the Credit Agreement. As a result, the Borrower has further requested that the Issuing Bank and Lenders amend the Credit Agreement so as to eliminate failure to deliver the Refinancing Commitment as an event that would trigger the Fifth Amendment Termination Date, on and subject to the terms hereof.

         3. The Issuing Bank and the Lenders are willing to agree to such amendments requested by the Borrower, in each case on the terms and subject to the conditions hereof.

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         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the parties hereto agree as follows:

         SECTION 1.     AMENDMENTS TO CREDIT AGREEMENT.    (a)   (i)   The
definition of "Applicable Base Rate Margin" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

              "'APPLICABLE BASE RATE MARGIN' means, at all times on and after February 17, 1997, 1.00%."

         (ii) Clause (ii) of the definition of "Fifth Amendment Termination Date" set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety; and Section 3 of the Fifth Amendment is deemed effective notwithstanding the Borrower's failure to satisfy the conditions of Section 7 of the Fifth Amendment in full.

         (iii) Clause (vii) of the definition of "Fifth Amendment Termination Date" set forth in Section 1.01 of the Credit Agreement is hereby amended by changing the date February 17, 1997 appearing therein to March 20, 1997.

         (iv) Clause (viii) of the definition of "Fifth Amendment Termination Date" set forth in Section 1.01 of the Credit Agreement is hereby amended by changing the date February 24, 1997 appearing therein to March 24, 1997.

         (v) Clause (x) of the definition of "Fifth Amendment Termination Date" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as "April 30, 1997".

         (vi) The definition of "Loan Documents" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

              "'LOAN DOCUMENTS' means this Agreement, the Notes, the Fee Letter, the Second Amendment, the Borrower Pledge Agreement (including, without limitation, the Amendment to Borrower Pledge Agreement delivered pursuant to the Fourth Amendment), each of the Guaranties, Security Agreements and other documents delivered by the Borrower or any of its Subsidiaries pursuant to Section 6 of the Second Amendment, the Fourth Amendment, the PFI Consideration Pledge Agreement (including, without limitation, the Amendment to Borrower Security Agreement delivered pursuant to the Fifth Amendment), the PFI Consideration Consent Agreement, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and any document delivered by the Borrower for the benefit of the Lenders, Issuing

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         Bank or Agent in connection with the Sierra Subordinated Note, in each case as amended, supplemented or otherwise modified from time to time."

    (b) Section 1.01 of the Credit Agreement is hereby amended by the addition of the following definition thereto:

         "SEVENTH AMENDMENT" means the Seventh Amendment to Credit Agreement dated as of February 14, 1997 among the Borrower, the Lenders parties thereto, the Issuing Bank and the Agent.

    (c) Section 2.07(b) of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

         "(b) DEFAULT INTEREST.   Upon the occurrence and during the
    continuance of an Event of Default, the Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender and, to the fullest extent permitted by law, on the unpaid amount of all interest, fees and other amounts payable hereunder and under the other Loan Documents, payable in arrears on demand by the Agent and on the date such amount shall be paid in full, at a rate per annum equal at all times to 3% per annum above the Base Rate in effect from time to time (computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest is payable)."

         SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows:

         (a) All representations and warranties of the Borrower contained in the Credit Agreement, both before and after giving effect to Section 1 hereof, are true in all material respects (except for any such representation or warranty (or portion thereof) that is qualified by reference to a specific materiality standard, in which case such representation or warranty is true in all respects).

         (b) Without limiting the representations and warranties made in subsection (a) above or in the Credit Agreement, no authorization, consent, approval or other action by, and no notice to or filing with, any HMO Regulator or Insurance Regulator is required for, and no HMO Event, Insurance Event or violation of the HMO Regulations or Insurance Regulations would result from, the due execution, delivery or performance by the Borrower or any Loan Party of this Amendment or any of the Loan Documents and other documents to be delivered in connection herewith.

         SECTION 3.  REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.   (a)   On and
after the date hereof, each reference in the Credit Agreement to "this
Agreement",

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"hereunder", "hereof", "herein", or words of like import referring to the Credit
Agreement, and each reference to the Credit Agreement in the other Loan Documents, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended under Section 1 hereof, each of the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

         (c) The Borrower acknowledges and agrees that, except to the extent specifically amended under Section 1 hereof, it is obligated to comply with each and every term, covenant, agreement and condition applicable to it under the Credit Agreement or the other Loan Documents. The execution, delivery and effectiveness of this Amendment shall not otherwise operate as a waiver of any right, remedy or privilege of any Lender, the Issuing Bank or the Agent under the Credit Agreement or any other Loan Document, any and all of which rights, remedies and privileges are reserved.

         SECTION 4. CONDITIONS OF EFFECTIVENESS. Section 1 of this Amendment shall become effective as of February 17, 1997, if and only if all of the following conditions precedent are satisfied on or before February 18, 1997:

         (a) The Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Issuing Bank and each Lender and a counterpart of the Consent of Guarantor attached hereto duly executed by the Guarantor.

         (b) The Borrower shall have furnished to the Lenders, Issuing Bank and Agent copies of a bank commitment letter and highly confident letters that are substantially in conformity with the description of such letters set forth under the heading "Modification of Takeout Commitment" in the letter dated February 10, 1997 from Clifford Donnelly of the Borrower to the Lenders.

         (c) The Agent shall have received on or before February 18, 1997 the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Agent, the Issuing Bank and the Majority Lenders (unless otherwise specified) and in sufficient copies for the Agent, Issuing Bank and each Lender:

              (i) A certificate, duly executed by the Borrower's Chief Executive Officer or Chief Financial Officer, certifying that (i) on such date, after giving effect to Section 1 hereof, no Default or Event of Default has occurred and is continuing (ii) on such date, after giving effect to Section 1 hereof, no event or circumstance has occurred that will cause the occurrence of the Fifth Amendment Termination Date and (iii) the representations and warranties set forth in Section 2 hereof are true on and as of such date.

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              (ii) Certified copies of the resolutions of the Board of
         Directors of the Borrower approving this Amendment, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect each such Loan Document.

              (iii)A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment.

              (iv) A legal opinion from Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quintal, P.A., counsel to the Borrower, as to this Amendment and the Credit Agreement, as amended hereby, in form and substance satisfactory to the Agent.

         (d) The Borrower shall have paid to the Agent, in immediately available funds for the rateable account of the Lenders, a fee in the amount of 1.00% of the aggregate amount of the Advances and Letter of Credit Liability outstanding on the date hereof.

         (e) The Borrower shall have paid all amounts accrued and payable under Section 9.04 of the Credit Agreement to the extent that request for such payment has been made to the Borrower.

         SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same agreement.

         SECTION 6.     PARTIAL FEE REBATE.   In the event that the Borrower
pays all of the Obligations in full on or before April 30, 1997 (including, without limitation, replacement and termination of any outstanding Letter of Credit), then one-half of the aggregate amount of the fee paid pursuant to
Section 4(d) of this Amendment shall be rebated, by application thereof rateably as a credit against the outstanding Advances and Letter of Credit Liability.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

                             THE BORROWER:

                             PHYSICIAN CORPORATION OF AMERICA


                             By:

                                -----------------------------
                                  Name:
                                  Title:


                             THE LENDERS AND ISSUING BANK:


                             CITIBANK, N.A., as Lender and as Issuing Bank


                             By:
                                ------------------------------------------
                                  Name:
                                  Title:


                             FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                             By:
                                ------------------------------------------
                                  Name:
                                  Title:


                             NATIONSBANK OF TENNESSEE


                             By:
                                ------------------------------------------
                                  Name:
                                  Title:


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                                          7

                             BOATMEN'S NATIONAL BANK (formerly known as
                             Boatmen's First National Bank of Kansas City)


                             By:
                                ------------------------------------------
                                  Name:
                                  Title:


                             SUNTRUST BANK, MIAMI, N.A.


                             By:
                                ------------------------------------------
                                  Name:
                                  Title:


                             THE BANK OF NOVA SCOTIA


                             By:
                                ------------------------------------------
                                  Name:
                                  Title:

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                                 CONSENT OF GUARANTOR


         The undersigned, as Guarantor under that certain Guaranty dated as of March 29, 1996 (the "Guaranty") made in favor of the lenders parties to the Revolving Credit Agreement referred to in the foregoing Seventh Amendment to Credit Agreement, the Issuing Bank and the Agent (in each case as defined in such Revolving Credit Agreement), hereby consents to such Seventh Amendment to Credit Agreement (and to all prior amendments, waivers, consents and other modifications to or under such Revolving Credit Agreement) and confirms and agrees that notwithstanding such Seventh Amendment to Credit Agreement (or any prior such amendment, waiver, consent or other modification) the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

                                  PCA SOLUTIONS, INC.



                                  By
                                    --------------------------------------
                                        Name:
                                         Title: